THE ADVISORS' INNER CIRCLE FUND II


                  STW LONG DURATION INVESTMENT-GRADE BOND FUND
                      STW BROAD TAX-AWARE VALUE BOND FUND

                        SUPPLEMENT DATED MARCH 15, 2013
                                     TO THE
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                            DATED NOVEMBER 28, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of the STW Long Duration Investment-Grade Bond Fund (the "Target Long Duration Fund") and STW Broad Tax-Aware Value Bond Fund (the "Target Tax-Aware Fund" and together with the Target Long Duration Fund, the "Target Funds" and each, a "Target Fund"), and Schroder Series Trust (the "Schroder Trust"), a Massachusetts voluntary association (also known as a business trust). Pursuant to the Plan, the Target Long Duration Fund would be reorganized into the Schroder Long Duration Investment-Grade Bond Fund (the "Acquiring Long Duration Fund"), and the Target Tax-Aware Fund would be reorganized into the Schroder Broad Tax-Aware Value Bond Fund (the "Acquiring Tax-Aware Fund"). Together, the "Acquiring Funds" and each, an "Acquiring Fund", would each be a newly organized series of the Schroder Trust (the "Reorganization").

Upon closing of the Reorganization, the Acquiring Long Duration Fund and the Acquiring Tax-Aware Fund each will have the same investment objective and portfolio managers, and substantially similar investment strategies and policies, as the Target Long Duration Fund and the Target Tax-Aware Fund, respectively. STW Fixed Income Management LLC, the investment adviser to the Target Funds, will serve as the investment sub-adviser to the Acquiring Funds, and Schroder Investment Management North America Inc. will serve as the investment adviser to the Acquiring Funds. The Reorganization is intended to be tax-free, meaning that the Target Long Duration Fund's shareholders and the Target Tax-Aware Fund's shareholders will become shareholders of the Acquiring Long Duration Fund and Acquiring Tax-Aware Fund, respectively, without realizing any gain or loss for federal tax purposes.

The Board's decision to reorganize each Target Fund is subject to shareholder approval. Shareholders of record of each Target Fund on or about April 15, 2013 will receive a proxy statement/prospectus that contains important information about the Reorganization and the Acquiring Fund in which they will own shares upon closing of the Reorganization, including information about investment strategies and risks, fees and expenses. The proxy statement/prospectus should be read carefully before making any investment decisions. If shareholders approve the Plan, the Reorganization is anticipated to close in the late second quarter of 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Funds, nor is it a solicitation of any proxy.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




                                                                 STW-SK-003-0100